SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 5, 2017

UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

201 E. Sandpointe Avenue, 8th Floor
Santa Ana, California 92707
(Address of principal executive offices, with Zip Code)

(714) 918-9500
(Registrant’s telephone number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders	1
SIGNATURE	2

Item 5.07 Submission of Matters to a Vote of Security Holders.

Universal Electronics Inc. (the “Company”) held its annual meeting of stockholders on June 5, 2017, and the following matters were voted on at that meeting:

1.      The election of the following directors who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Withheld	Non-Votes	Uncast
Paul D. Arling	12,432,331	123,214	1,083,794	0

2.     Stockholders approved an advisory resolution on the Company’s executive compensation as follows:

For	Against	Abstain	Non-Votes	Uncast
12,183,485	318,404	53,656	1,083,794	0

3.    Stockholders approved an advisory resolution on the frequency of future advisory votes on executive compensation as follows:

Every Year	Every 2 years	Every 3 years	Abstain	Non-Votes	Uncast
10,428,670	4,445	2,121,574	856	1,083,794	0

4.    The ratification of the appointment of the independent registered public accounting firm Grant Thornton LLP was approved by the following vote:

For	Against	Abstain	Non-Votes	Uncast
13,559,239	78,670	1,430	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.

Date: June 7, 2017	By: /s/ Bryan Hackworth
Bryan Hackworth
Chief Financial Officer
(Principal Financial Officer)

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